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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 12, 1995, incorporated by reference in Carrington Laboratories, Inc.'s Annual Report (Form 10-K) for the year ended November 30, 1994, and to all references to our Firm included in this registration statement.



                                        ARTHUR ANDERSEN LLP



Dallas, Texas,
 November 17, 1995